Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended December 31, 2007

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax). Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The Company may from time to time participate in a management agreement buyout by acquiring an additional economic interest in one of its existing firms through the acquisition of a principal’s ownership interest in a management company which has been contracted by the Company to manage and operate one of its wholly-owned subsidiaries. The QFS also uses non-GAAP measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for GAAP gross margin and GAAP gross margin as a percentage of revenue, respectively. A full reconciliation of net income to cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) as well as gross margin to gross margin before management fees is provided in the QFS and in NFP’s earnings press release for the quarter ended December 31, 2007, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “will” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP’s firms following acquisition, (3) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (4) NFP’s ability, through its operating structure, to respond quickly and effectively to regulatory, operational or financial situations, (5) NFP’s ability to effectively manage its business through the principals of its firms, (6) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (7) changes in the pricing, design or underwriting of insurance products, (8) changes in premiums and commission rates, (9) adverse developments or volatility in the markets in which NFP operates, resulting in fewer sales of services and products, (10) adverse results or other consequences from litigation, arbitration, regulatory investigations or internal compliance initiatives, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (11) uncertainty in the insurance and life settlements industries arising from investigations into certain business practices and subpoenas received by various governmental authorities and related litigation, (12) the reduction of NFP’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements, (13) changes in interest rates or general economic conditions, (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers, (15) the potential adoption, if required by the Financial Accounting Standards Board, of an accounting treatment for convertible debt instruments that would recognize incremental interest expense, negatively impacting operating results including earnings per share, (16) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws, and (17) other factors described in NFP’s filings with the Securities and Exchange Commission, including those set forth in NFP’s Annual Report on Form 10-K for the year ended December 31, 2006 and in NFP’s Quarterly Report on Form 10-Q for the period ended September 30, 2007. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP.

CORPORATE OVERVIEW

(Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
GAAP net income	$19,274	$16,057	$10,408	$8,493	$17,931
Amortization of intangibles	9,340	8,555	8,402	8,006	7,332
Depreciation	3,045	2,855	2,642	2,468	2,481
Impairment of goodwill and intangible assets	2,222	2,642	1,184	1,829	4,548

Cash earnings	$33,881	$30,109	$22,636	$20,796	$32,292
Management agreement buyout, net of tax	—	—	7,681	—	—

Cash earnings excluding management agreement buyout, net of tax	$33,881	$30,109	$30,317	$20,796	$32,292

GAAP net income per share - diluted	0.47	0.40	0.26	0.21	0.44
Amortization of intangibles	0.23	0.21	0.21	0.20	0.18
Depreciation	0.07	0.07	0.07	0.06	0.06
Impairment of goodwill and intangible assets	0.05	0.07	0.03	0.05	0.11

Cash earnings per share - diluted (1)	$0.83	$0.75	$0.57	$0.53	$0.79
Management agreement buyout, net of tax	—	—	0.19	—	—

Cash earnings per share - diluted excluding management agreement buyout, net of tax (1)	$0.83	$0.75	$0.76	$0.53	$0.79

Shares outstanding, beginning of period	38,432	37,996	37,605	38,749	38,430
Common shares issued for acquisitions during period	284	57	59	463	160
Common shares issued for contingent consideration and escrow during period	25	44	150	199	61
Common shares issued for stock-based awards during period	183	303	118	458	98
Common shares repurchased during period	(6)	—	(26)	(2,304)	—
Common shares issued under ongoing incentive program	6	18	5	40	—
Other	11	14	85	—	—

Shares outstanding, end of period	38,935	38,432	37,996	37,605	38,749

Weighted average common shares outstanding	38,805	38,224	37,790	37,274	38,558
Dilutive effect of contingent consideration and incentive payments	172	141	172	277	233
Dilutive effect of escrow, stock subscriptions and other	39	39	39	66	64
Dilutive effect of stock-based awards	1,876	1,988	1,942	1,964	2,079

Weighted average common shares outstanding - diluted	40,892	40,392	39,943	39,581	40,934
Debt to total capitalization	31.8%	29.7%	31.2%	30.6%	9.7%
Total NFP owned firms at period end	184	183	180	176	176

(1)	The sum of the per-share components of cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, may not agree to cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, due to rounding.

NATIONAL FINANCIAL PARTNERS CORP.

“SAME STORE” METRICS

(Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
“Same store” revenue growth for quarterly period	7.6%	6.8%	-2.7%	-12.7%	-7.2%
“Same store” revenue growth for year-to-date period	0.3%	-2.6%	-7.6%	-12.7%	5.4%

Net “same store” revenue growth for quarterly period	7.7%	10.8%	0.3%	-10.2%	-10.6%
Net “same store” revenue growth for year-to-date period	2.6%	0.5%	-4.8%	-10.2%	1.4%

	For the Years Ended
	December 31, 2007	December 31, 2006	December 31, 2005
“Same store” revenue growth	0.3%	5.4%	22.4%
Net “same store” revenue growth	2.6%	1.4%	17.0%
“Same store” gross margin before management fees growth	-1.2%	-3.4%	19.8%
“Same store” gross margin growth, excluding incentive accruals	-2.7%	-3.5%	13.3%

	For the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Components of “same store” gross margin before management fees for the next year period comparison (1)
“Same store” revenue for the next year period comparison	$289,581	$244,136	$218,020	$180,989	$241,799
“Same store” commission expense for the next year period comparison	67,472	57,597	46,579	41,661	57,548

Net “same store” revenue for the next year period comparison	222,109	186,539	171,441	139,328	184,251
“Same store” operating expense for the next year period comparison	91,617	78,713	72,854	71,920	72,076

“Same store” gross margin before management fees for the next year period comparison	$130,492	$107,826	$98,587	$67,408	$112,175

Components of “same store” gross margin before management fees as a percentage of “same store” revenue for next year period (1)

“Same store” commission expense percentage for next year period	23.3%	23.6%	21.4%	23.0%	23.8%
“Same store” operating expense percentage for next year period	31.6%	32.2%	33.4%	39.7%	29.8%
“Same store” gross margin before management fees percentage for next year period	45.1%	44.2%	45.2%	37.2%	46.4%

(1)	These are the components of gross margin growth before management fees for the firms that are anticipated to be part of the “same store” revenue growth calculation in the corresponding future quarters.

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)

(Unaudited - in thousands)

	At
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$114,182	$88,674	$86,329	$80,833	$98,206
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	80,403	63,382	59,879	50,987	57,443
Current receivables	171,219	141,701	125,027	114,002	141,866
Other current assets	34,447	33,385	31,391	27,521	24,144

Total current assets	400,251	327,142	302,626	273,343	321,659
Intangibles, net	475,149	444,322	438,948	429,198	390,252
Goodwill, net	610,499	564,981	554,659	535,170	466,391
Deferred tax assets	20,561	21,950	19,473	19,064	17,726
Other non-current assets	53,620	51,798	50,213	49,335	41,016

Total assets	$1,560,080	$1,410,193	$1,365,919	$1,306,110	$1,237,044

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$78,450	$60,069	$58,237	$51,256	$57,581
Borrowings	126,000	80,000	90,000	70,000	83,000
Other current liabilities	196,908	149,152	128,818	116,054	191,547

Total current liabilities	401,358	289,221	277,055	237,310	332,128
Deferred tax liabilities	116,115	115,273	114,283	114,353	105,163
Convertible senior notes	230,000	230,000	230,000	230,000	—
Other non-current liabilities	49,440	41,830	40,314	42,893	24,881

Total liabilities	796,913	676,324	661,652	624,556	462,172

STOCKHOLDERS’ EQUITY
Common stock at par value	4,244	4,194	4,151	4,111	4,019
Additional paid-in capital	780,678	762,241	741,979	721,883	706,512
Retained earnings	119,197	108,242	99,132	95,578	101,281
Treasury stock	(140,952)	(140,808)	(140,995)	(140,018)	(36,940)

Total stockholders’ equity	763,167	733,869	704,267	681,554	774,872

Total liabilities and stockholders’ equity	$1,560,080	$1,410,193	$1,365,919	$1,306,110	$1,237,044

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS

(Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Revenue:
Commissions and fees	$355,884	$311,191	$282,995	$244,224	$309,469
Cost of services:
Commissions and fees	115,017	101,666	88,470	81,307	97,310
Operating expenses (1)	104,918	92,794	87,767	86,131	85,842
Management fees (2)	67,921	59,551	48,049	36,304	67,749

Total cost of services	287,856	254,011	224,286	203,742	250,901

Gross margin	68,028	57,180	58,709	40,482	58,568

Corporate and other expenses:
General and administrative	14,646	14,288	14,858	14,703	12,593
Amortization of intangibles	9,340	8,555	8,402	8,006	7,332
Impairment of goodwill and intangible assets	2,222	2,642	1,184	1,829	4,548
Depreciation	3,045	2,855	2,642	2,468	2,481
Management agreement buyout	—	—	13,046	—	—
Loss (gain) on sale of subsidiaries	120	—	(401)	(1,583)	(38)

Total corporate and other expenses	29,373	28,340	39,731	25,423	26,916

Income from operations	38,655	28,840	18,978	15,059	31,652
Net interest and other	(486)	(399)	(333)	340	950

Income before income taxes	38,169	28,441	18,645	15,399	32,602
Income tax expense	18,895	12,384	8,237	6,906	14,671

Net income	$19,274	$16,057	$10,408	$8,493	$17,931

Cash Earnings Reconciliation
Net income	$19,274	$16,057	$10,408	$8,493	$17,931
Amortization of intangibles	9,340	8,555	8,402	8,006	7,332
Impairment of goodwill and intangible assets	2,222	2,642	1,184	1,829	4,548
Depreciation	3,045	2,855	2,642	2,468	2,481

Cash earnings	$33,881	$30,109	$22,636	$20,796	$32,292
Management agreement buyout, net of tax	—	—	7,681	—	—

Cash earnings excluding management agreement buyout, net of tax	$33,881	$30,109	$30,317	$20,796	$32,292

Calculation of Gross Margin
Total revenue	$355,884	$311,191	$282,995	$244,224	$309,469
Cost of services:
Commissions and fees	115,017	101,666	88,470	81,307	97,310
Operating expenses (1)	104,918	92,794	87,767	86,131	85,842

Gross margin before management fees	135,949	116,731	106,758	76,786	126,317
Management fees (2)	67,921	59,551	48,049	36,304	67,749

Gross margin	$68,028	$57,180	$58,709	$40,482	$58,568

Gross margin as a percentage of total revenue	19.1%	18.4%	20.7%	16.6%	18.9%
Gross margin before management fees as a percentage of total revenue	38.2%	37.5%	37.7%	31.4%	40.8%
Management fee percentage (2)	50.0%	51.0%	45.0%	47.3%	53.6%

(1)	Excludes amortization and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS

(Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Revenue:
Commissions and fees	$1,194,294	$838,410	$527,219	$244,224	$1,077,113
Cost of services:
Commissions and fees	386,460	271,443	169,777	81,307	348,062
Operating expenses (1)	371,610	266,692	173,898	86,131	311,872
Management fees (2)	211,825	143,904	84,353	36,304	217,934

Total cost of services	969,895	682,039	428,028	203,742	877,868

Gross margin	224,399	156,371	99,191	40,482	199,245

Corporate and other expenses:
General and administrative	58,495	43,849	29,561	14,703	51,274
Amortization of intangibles	34,303	24,963	16,408	8,006	27,984
Impairment of goodwill and intangible assets	7,877	5,655	3,013	1,829	10,745
Depreciation	11,010	7,965	5,110	2,468	9,136
Management agreement buyout	13,046	13,046	13,046	—	—
(Gain) loss on sale of subsidiaries	(1,864)	(1,984)	(1,984)	(1,583)	34

Total corporate and other expenses	122,867	93,494	65,154	25,423	99,173

Income from operations	101,532	62,877	34,037	15,059	100,072
Net interest and other	(878)	(392)	7	340	1,289

Income before income taxes	100,654	62,485	34,044	15,399	101,361
Income tax expense	46,422	27,527	15,143	6,906	43,783

Net income	$54,232	$34,958	$18,901	$8,493	$57,578

Cash Earnings Reconciliation
Net income	$54,232	$34,958	$18,901	$8,493	$57,578
Amortization of intangibles	34,303	24,963	16,408	8,006	27,984
Impairment of goodwill and intangible assets	7,877	5,655	3,013	1,829	10,745
Depreciation	11,010	7,965	5,110	2,468	9,136

Cash earnings	$107,422	$73,541	$43,432	$20,796	$105,443
Management agreement buyout, net of tax	7,681	7,681	7,681	—	—

Cash Earnings excluding management agreement buyout, net of tax	$115,103	$81,222	$51,113	$20,796	$105,443

Calculation of Gross Margin
Total revenue	$1,194,294	$838,410	$527,219	$244,224	$1,077,113
Cost of services:
Commissions and fees	386,460	271,443	169,777	81,307	348,062
Operating expenses (1)	371,610	266,692	173,898	86,131	311,872

Gross margin before management fees	436,224	300,275	183,544	76,786	417,179
Management fees (2)	211,825	143,904	84,353	36,304	217,934

Gross margin	$224,399	$156,371	$99,191	$40,482	$199,245

Gross margin as a percentage of total revenue	18.8%	18.7%	18.8%	16.6%	18.5%
Gross margin before management fees as a percentage of total revenue	36.5%	35.8%	34.8%	31.4%	38.7%
Management fee percentage (2)	48.6%	47.9%	46.0%	47.3%	52.2%

(1)	Excludes amortization and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP.

ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS

(Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Number of acquisitions closed	3	6	5	11	3
Consideration:
Cash	$68,358	$21,066	$29,941	$72,004	$14,280
Common stock	13,859	2,699	2,754	20,022	7,194
Other	352	94	42	546	—

Total consideration paid (1)	$82,569	$23,859	$32,737	$92,572	$21,474

Target earnings of acquired firms	$15,380	$6,940	$7,778	$23,510	$6,900
Base earnings of acquired firms	$11,440	$4,105	$5,137	$13,857	$3,450

Revenue from new acquisitions	$29,018	$24,245	$20,978	$17,921	$23,997
Revenue from existing firms	326,866	286,946	262,017	226,303	285,472

Total revenue	$355,884	$311,191	$282,995	$244,224	$309,469

	For the Year-to-Date Period Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007
Number of acquisitions closed	25	22	16	11	23
Consideration:
Cash	$192,106	$123,749	$102,158	$72,004	$97,351
Common stock	39,335	25,476	22,776	20,022	47,559
Other	1,078	780	647	546	470

Total consideration paid (1)	$232,519	$150,005	$125,581	$92,572	$145,380

Target earnings of acquired firms	$53,608	$38,228	$31,288	$23,510	$46,266
Base earnings of acquired firms	$34,538	$23,099	$18,993	$13,857	$24,583

Revenue from new acquisitions	$92,161	$63,144	$38,898	$17,921	$101,434
Revenue from existing firms	1,102,133	775,266	488,321	226,303	975,679

Total revenue	$1,194,294	$838,410	$527,219	$244,224	$1,077,113

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP.

INTANGIBLES AND GOODWILL DATA

(Unaudited - in thousands)

	At or for the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Intangible Assets:
Book of business	$134,355	$117,716	$115,806	$111,555	$96,279
Management contracts	317,433	303,405	299,835	294,310	270,970
Trade name	10,059	9,682	9,569	9,377	8,829
Institutional customer relationships	13,302	13,519	13,738	13,956	14,174
Goodwill	610,499	564,981	554,659	535,170	466,391

Total intangible assets and goodwill	$1,085,648	$1,009,303	$993,607	$964,368	$856,643

Amortization Expense & Impairment Loss:
Book of business	$5,334	$4,802	$4,641	$4,380	$3,930
Management contracts	3,787	4,056	3,543	5,237	5,707
Trade name	80	52	13	—	35
Institutional customer relationships	218	218	218	218	218
Goodwill	2,143	2,069	1,171	—	1,990

Total amortization & impairment loss	$11,562	$11,197	$9,586	$9,835	$11,880

NATIONAL FINANCIAL PARTNERS CORP.

DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 51% of target earnings for all firms owned by NFP at December 31, 2007.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Components of “Same Store” Gross Margin before Management Fees for the next year period comparison:	The components of gross margin before management fees for the firms that are anticipated to be part of the “Same Store” Revenue Growth calculation, as defined below, in the corresponding future quarter. Management intends to provide this metric on a quarterly basis.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationships:	A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Management Agreement Buyout:	From time to time, NFP may seek to acquire an additional economic interest in one of its existing firms through the acquisition of a principals’ ownership interest in a management company which has been contracted by NFP to manage and operate one of its wholly-owned subsidiaries. The acquisition of this ownership interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Management Fees:	Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Management fees include: firm earnings above the firm’s base earnings up to target earnings; firm earnings in excess of target earnings based on the ratio of base earnings to target earnings; accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program; and stock-based compensation for stock awards issued to NFP’s principals.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Net “Same Store” Revenue Growth:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the “Same Store” Revenue Growth calculation, as defined below.

Revenue from New Acquisitions and Revenue from Existing Firms:	NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

NATIONAL FINANCIAL PARTNERS CORP.

DEFINED TERMS

“Same store” gross margin before management fees growth:	The growth of revenue less commissions and fees and operating expenses of firms included in the “Same Store” Revenue growth calculation, as defined below. Management intends to provide this metric on a yearly basis.

“Same store” gross margin growth, excluding incentive accruals:	The growth of revenue less commissions and fees, operating expenses and management fees, excluding incentive accruals, of firms included in the “Same Store” Revenue growth calculation, as defined below. Management intends to provide this metric on a yearly basis.

“Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see above) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation is adjusted for intercompany transactions for all periods after December 31, 2005. Management believes that the intercompany adjustments made to the internal revenue growth rate for periods after December 31, 2005 do not significantly impact its comparability with prior year periods.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:	Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.